Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fennec Pharmaceuticals Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2020 (the “Report”), each of the undersigned, Rostislav Raykov, Chief Executive Officer of the Company, and Robert Andrade, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2020

	By:	/s/ Rostislav Raykov
Rostislav Raykov
Chief Executive Officer

Date: May 14, 2020

	By:	/s/ Robert Andrade
Robert Andrade
Chief Financial Officer